Vessels	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Vessels

4. Vessels

Acquisitions

On February 14, 2023, and February 21, 2023, the Company acquired the two suezmaxes, Eurochampion 2004 (Sea Serenity Shipping Corp.) and Euronike (Stardust Shiptrade Inc), respectively, that were previously classified as finance leases (Note 3). On September 21, 2023 and October 26, 2023, the Company took delivery of the newbuilding aframax tankers Njord DF (Arionas Marine S.A.) and Ran DF (Gudne Marine Corp.), respectively, for an aggregate cost of $155,677.

On January 12, 2022, July 6, 2022, and October 10, 2022, the Company took delivery of the newbuilding LNG carrier Tenergy (Briety Shipping Inc.), the newbuilding DP2 Shuttle tanker Porto (Ostria Maritime Limited) and the VLCC carrier Dias I (Aquila Maritime Limited), respectively, for an aggregate cost of $384,574.

Sales

In 2023, the Company sold its handymax tankers, Afrodite, Artemis, Ariadne, Aris, Ajax and Apollon and its handysize tankers, Arion, Amphitrite, for net proceeds of $165,944, realizing total gain of $81,198.

In 2022, the Company sold its the aframax tanker, Proteas, and its panamax tanker, Inca, for net proceeds of $31,555, realizing a loss of $440. In 2021, the Company sold its panamax tanker Maya, for net proceeds of $9,336, realizing a loss of $4,121.

The net (gains) losses from the sale of the vessels are separately reflected in the accompanying consolidated statements of comprehensive income (loss).

Impairment

As of December 31, 2023, the Company reviewed the carrying amount including any unamortized dry-docking costs and leasehold improvements in connection with the estimated recoverable amount and the probability of sale for each of its vessels, vessels under construction and its right-of-use-assets under operating leases. This review indicated that events and circumstances changed during 2023 and that the carrying amount of the LNG carrier Neo Energy, built in 2007 was not recoverable. The fair value of this vessel as at December 31, 2023 was determined based on Level 3 inputs of the fair value hierarchy, through a combination of future discounted net operating cash flows, and third party valuations (Note 14(c)). More specifically, the Company’s future discounted net operating cash flows for this vessel were determined using significant unobservable inputs, such as a discount rate of 7.7%, based on estimated weighted average cost of capital using cost of equity and cost of debt components and daily rate of $42.9, based on ten-year historical average for LNG carriers. Based on this evaluation the Company determined that the carrying value of the LNG carrier Neo Energy should be impaired. Consequently, its carrying value of $114,367 has been written down to $88,000, and an impairment charge of $26,367 has been recorded.

In 2022, there was no indication of an impairment charge. In 2021, there was an impairment charge of $86,368 relating to Aris, Ajax, Afrodite, Apollon, Artemis, Ariadne, and Proteas.

Impairment charges are separately reflected in the accompanying consolidated statements of comprehensive income (loss).